Exhibit 10.4 1 MAGELLAN PETROLEUM CORPORATION 1 NONQUALIFIED STOCK OPTION 2 PERFORMANCE AWARD AGREEMENT 3 4 THIS AGREEMENT is made as of the date (the “Grant Date”) set forth below, between 5 Magellan Petroleum Corporation, a Delaware corporation (the “Company”), and the undersigned 6 individual (the “Optionee”), pursuant to the Magellan Petroleum Corporation 2012 Omnibus 7 Incentive Compensation Plan, as amended from time to time (the “Plan”). Terms used but not 8 defined herein shall have the meaning set forth in the Plan. 9 10 11 Option Data. 12 13 14 Optionee’s Name: [NAME] 15 16 Shares of Stock Subject to Options: [NUMBER] 17 18 Grant Date: October [ ], 2013 19 20 Exercise Price per Share: $[___] per share 21 22 Expiration Date: October [ ], 2023 23 24 25 1. Grant of Options. The Company hereby awards to the Optionee the right and option to 26 purchase from the Company, at the Exercise Price set forth above, all or any whole number 27 portion of the aggregate number of shares of Common Stock (the “Stock”) set forth above. The 28 right to purchase any one share of Stock hereunder shall be referred to as an Option. The 29 Options are Nonqualified Options. 30 31 2. Terms and Conditions. The Options evidenced hereby shall be subject to the provisions 32 of the Plan (which are incorporated herein by reference) and the following terms and conditions: 33 34 (a) Vesting. As of the Grant Date, the Options are not exercisable and are 35 subject to forfeiture as described further below. The Options shall vest and become exercisable 36 in two Tranches as follows: 37 (i) Stock Price Tranche. 50% of the number of shares of Stock Subject to Options as set 38 forth in the Options Data box above shall vest and become exercisable, subject to ongoing 39 employment or as otherwise specifically provided herein, at the end of any period of 90 trading 40 days (a “Window”), if 41 (A) the closing price of one share of Stock as reported by NASDAQ (or, if no 42

Exhibit 10.4 2 longer traded on NASDAQ, the principal national securities exchange or over-the-43 counter system on which the Stock is so traded) (the “Closing Price”) on each of the first 44 ten (10) trading days of a Window equals or exceeds $2.35 per share, and 45 (B) the median of the Closing Prices for the Stock during such Window is equal to or 46 exceeds $2.35 per share. 47 For clarity, Windows can start at any date and are not sequential. As a result, if vesting 48 fails to occur during a Window beginning on one trading day, vesting nonetheless may occur as a 49 result of a Window beginning on the following trading day. 50 If the Stock is no longer listed on the NASDAQ or any principal national securities 51 exchange or over-the-counter system on which the Stock is so traded, the Plan Administrator 52 shall determine a substitute method for determining whether the Stock has maintained a Fair 53 Market Value of US$2.35 for the requisite period of time. 54 (ii) Performance Goal Tranche. The remaining 50% of the number of shares of Stock 55 Subject to Options as set forth in the Options Data box above shall vest and become exercisable, 56 subject to ongoing employment or as otherwise specifically provided herein, proportionately 57 upon the achievement of the Performance Goals set forth below: 58 59 Performance Goal Percent of Performance Goal Tranche Goal #1: Completion of the drilling of the CO2-EOR pilot program. 10% Goal #2: A determination by the Board that the CO2-EOR pilot program proves the economically-attractive scalability to the Company of a phased, full field CO2-EOR project at Poplar. 40% Goal #3: Sale of substantially all Amadeus Basin assets at Board approved prices and terms, or commencement of sales under the Dingo GSPA. 20% Goal #4: Ability to participate in the drilling of at least one well in the Weald Basin along with Celtique Energie with internally developed funding (i.e. proceeds of a sale of assets) or an approved farm-out. 20%

Exhibit 10.4 3 Goal #5: Approval and execution of a farm-out agreement for the drilling of at least one well in NT/P82. 10% 60 (iii) In accordance with Section 162(m) of the Code, the Plan Administrator shall 61 determine, in its sole discretion, when a Performance Goal has been achieved. 62 (b) Expiration Date; Effect of Specified Terminations. The Options evidenced 63 hereby shall expire on the date specified above, or earlier as provided in Section 15 of the Plan, 64 subject to the following: 65 66 (i) If the Company terminates the Optionee’s employment for Cause or the Optionee 67 terminates his employment for any reason at a time when grounds for a termination for Cause 68 exist, then all of the Options shall immediately terminate. 69 70 (ii) In the event of a Termination for Good Reason, as defined below, when Section 71 2(b)(i) does not apply or if the Company terminates the Optionee’s employment for any reason 72 other than Cause, the following shall apply: 73 (A) The Optionee may exercise that portion of the Options which was exercisable as of 74 termination of employment (unless previously terminated or exercised) at any time prior to the 75 first anniversary of such termination of employment. 76 (B) Those Options that were neither vested, exercised nor terminated prior to termination 77 of employment shall be multiplied by a fraction (1) the numerator of which is the number of full 78 calendar months of Optionee’s employment that have elapsed between the last day of the month 79 ending immediately before the Grant Date and the date of the Optionee’s termination of 80 employment and (2) the denominator of which is 36. The resulting number of Options (the 81 “Suspense Options”) shall remain outstanding for a period of 275 days following Optionee’s 82 termination of employment, and shall remain allocated among the remaining Performance Goals 83 prorata as Options were originally assigned among those Performance Goals which remain 84 unmet. 85 86

Exhibit 10.4 4 87 For example, assume that as of termination of employment the Stock Price Goal, and 88 Performance Goals #2 and #5 remain unmet. The allocation of Suspense Options is as 89 follows: 90 Open Goals Original Percentage Percentage of Suspense Shares Allocated to Open Goals Stock Price Goal 50% 66.6% Performance Goal #2 20% (40% of 50%) 26.6% Performance Goal #5 5% (10% of 50%) 6.6% 91 92 If any remaining Performance Goal or Stock Price Goal is satisfied during such 275 day 93 period, the applicable number of Suspense Options shall become vested and exercisable until the 94 first anniversary of the termination of employment and the remaining unexercisable Suspense 95 Options shall then terminate. Options described under this Section 2(b)(ii)(B) which are not 96 Suspense Options or otherwise vested or exercised as of termination of employment shall 97 terminate as of termination of employment. 98 (C) A termination for Good Reason shall mean: 99 Alt #1, for those Optionees who have Employment Agreements, a termination of employment 100 for Good Reason as described in Section 7 of the Optionee’s Employment Agreement, as 101 amended in whole or in part from time to time. 102 [Alt #2 for those Optionees who are subject to a change in control severance agreement, a 103 termination of employment for Good Reason as described in the Change of Control Severance 104 Agreement. 105 Alt #3 for all other Optionees, a termination of employment which occurs within six (6) months 106 following the initial occurrence, without the consent of the Optionee, of any of the following 107 conditions: 108 (x) a material diminution in the Optionee's base compensation, 109 (y) a material diminution in the Optionee's authority, duties, or responsibilities, or 110

Exhibit 10.4 5 (z) the relocation of the Optionee’s principal place of employment to a location more than thirty 111 five (35) miles distant from the Optionee’s principal place of employment on the Grant Date], 112 [the following proviso applies to all three alternatives] provided that a termination of 113 employment shall not constitute a termination for Good Reason unless the Optionee has provided 114 notice to the Company of the existence of the condition constituting grounds for Good Reason, 115 as described above, within 90 days of the initial existence of the condition, and the Company has 116 failed for 30 days following receipt of such notice to remedy the condition. 117 (iii) if the Optionee terminates his employment with the Company for any reason 118 (other than as described in Section 2(b)(i) or Section 2(b)(ii) above), the Optionee may exercise 119 the exercisable Options (to the extent not previously terminated or exercised) at any time during 120 the ninety (90) day period following such termination of employment, but only to the extent that 121 the Options were exercisable by the Optionee as of the date of termination of his employment; 122 and 123 124 (iv) except as otherwise provided in Section 2(b)(ii)(B) above, if the Optionee’s 125 employment with the Company is terminated for any reason, the Options shall, to the extent not 126 then exercisable, be canceled by the Company without any consideration. 127 128 (c) Exercise of Option. 129 130 (i) Options which have become exercisable may be exercised by (x) providing written 131 notice of exercise ten (10) days prior to the date of exercise, specifying the whole number of 132 shares for which the Options are being exercised, which notice shall be addressed to the 133 Company at its principal place of business, and (y) paying the aggregate Exercise Price specified 134 above, using any of the permitted methods of payment provided in Section 7.3(d) of the Plan. 135 136 (ii) The Company shall, upon payment of the aggregate Exercise Price and the Optionee’s 137 delivery of any agreement as reasonably required by the Plan Administrator as described below, 138 make prompt delivery of the shares of Stock for which the award has been exercised, provided 139 that if any law or regulation requires the Company to take any action before issuing the same, 140 then the date of delivery of such Stock shall be extended for the period necessary to complete 141 such action. No Stock shall be issued and delivered upon exercise of any Option unless and until 142 the Company’s counsel has determined that the Company has complied with all applicable 143 securities laws and any other law or regulation applicable to such issuance. The Plan 144 Administrator may require that the Optionee furnish or execute such other documents as the Plan 145 Administrator shall reasonably deem necessary to (A) evidence such exercise, and (B) comply 146 with or satisfy the requirements of applicable securities law or other applicable law. 147 148 (d) Withholding Taxes. Without regard to the method of exercise and payment, the 149 Optionee shall pay to the Company, upon notice of the amount due, any withholding taxes 150 payable with respect to such exercise, which payment may be made, subject to the consent of the 151 Plan Administrator, with shares of Stock which would otherwise be issued pursuant to the 152 Options. 153

Exhibit 10.4 6 154 (e) Acceleration. Notwithstanding any other provisions of this Award to the 155 contrary, any unexercised Options (which have not otherwise terminated) shall immediately vest 156 and become exercisable in full upon the occurrence of: 157 158 (i) a Change of Control of the Company (which term, for clarity, is as defined in the Plan 159 and not in any other agreement), 160 161 (ii) the sale or other disposition of all, or substantially all, of the Company’s assets 162 located in the United States, 163 164 165 (f) Interpretation. Optionee hereby acknowledges that this Award Agreement is 166 governed by the Plan, a copy of which Optionee hereby acknowledges having received, and by 167 such administrative rules and regulations relative to the Plan and not inconsistent therewith as 168 may be adopted and amended from time to time by the Plan Administrator (the “Rules”). 169 Optionee agrees to be bound by the terms and provisions of the Plan and the Rules. In the event 170 of any conflict between the Plan and this Agreement, the terms of the Plan shall govern. 171 3. Optionee’s Obligations. The Optionee acknowledges that the Options constitute 172 additional consideration for the obligations set forth in any applicable employment agreement, 173 any applicable written Company policy or any other agreement executed between the Company 174 and the Optionee (the “Obligations”). By executing this Award Agreement the Optionee 175 reaffirms the Obligations. All unexercised Options shall expire as of the date of any material 176 breach of the “Obligations,” as reasonably determined by the Plan Administrator. 177 178 4. Miscellaneous. 179 180 (a) Nontransferability of Option. 181 (i) Restrictions Generally. All rights hereunder are personal to the Optionee and neither 182 the Options nor any of the rights of the Optionee hereunder may be transferred, assigned, 183 pledged or hypothecated in any way (whether by operation of law or otherwise) except by the 184 laws of descent and distribution, nor shall any Option or any rights with respect thereto be 185 subject to execution, attachment or similar process. Upon any attempted transfer, assignment, 186 pledge, hypothecation or other disposition of the Option or of any rights with respect thereto 187 contrary to the provisions of this Award Agreement, or upon the placement or levy of any 188 attachment or similar process on the Option or any of the Optionee’s rights hereunder, the Option 189 and all such rights shall expire and become null and void, unless the Plan Administrator, in its 190 discretion, determines otherwise. 191 (ii) Permitted Transfers. Notwithstanding anything to the contrary in Section 4(a)(i) 192 above, the Optionee may, with the consent of the Company, which shall not be unreasonably 193

Exhibit 10.4 7 withheld, transfer by gift, of an Option to a trust or trusts (or other entity approved by the Plan 194 Administrator in its discretion) for the exclusive benefit of one or more members of the 195 Optionee's Immediate Family, provided that the Option shall continue to be subject to all of the 196 terms and conditions of this Award Agreement and the Plan as if no such transfer had occurred 197 and the Optionee and the transferee shall execute and deliver to the Company such instruments 198 or agreements as the Company may reasonably require to confirm the foregoing. As used herein, 199 “Immediate Family” means, with respect to any person, such person’s child, stepchild, 200 grandchild, parent, stepparent, grandparent, spouse, brother, sister, mother-in-law, father-in-law, 201 son-in-law, daughter-in-law, brother-in-law, sister-in-law, including adoptive relationships (or 202 other family relationships specifically approved by the Plan Administrator). Options are also 203 subject to transfer pursuant to the specific terms of any duly issued domestic relations order or 204 divorce decree. 205 (b) No Special Rights. The Optionee shall have no rights as a stockholder of the 206 Company with respect to any Stock subject to an Option unless and until a certificate 207 representing such Stock is duly issued and delivered to the Optionee or such share of Stock is 208 otherwise duly issued. No adjustment shall be made for dividends or other rights for which the 209 record date is prior to the date such share of Stock is issued. Nothing herein or in the Plan shall 210 be deemed to confer on the Optionee any right to continued employment with the Company or 211 limit in any way the right of the Company to terminate such employment at any time. 212 213 214 (d) Amendment; Modification. This Agreement may not be amended or otherwise 215 modified unless evidenced in writing and signed by the Company and the Optionee. 216 217 (e) Notices. Any notices or other communications required or permitted under this 218 Agreement (“Notices”) shall be in writing and shall be either personally delivered, sent by 219 express or first class mail (postage prepaid), return receipt requested, or sent by nationally 220 recognized overnight courier service (overnight delivery, charges prepaid), addressed as follows: 221 222 If to the Company: 223 224 One Stone Partners LLC 225 730 Fifth Avenue, 15th Floor 226 New York, NY 10019 227 Attn: Robert Israel 228 with a copy to: 229 230 Magellan Petroleum Corporation 231 1775 Sherman Street, Suite 1950 232

Exhibit 10.4 8 Denver, CO 80203 233 Attn: General Counsel 234 If to the Optionee: To the Optionee’s address as set forth in the Company’s payroll 235 records. 236 237 Either party may change its address for Notices by written Notice to the other given in 238 accordance with this Section 4(e). Notices shall be deemed given when delivered personally, 239 three days after deposit in the U.S. mail, or two business days after deposit with a nationally 240 recognized overnight courier service, as applicable. 241 242 (f) Decisions Binding. Any Plan Administrator interpretation of the provisions of the 243 Plan or this Option Agreement shall be final and binding on all parties. 244 245 (g) Governing Law. This Agreement shall be construed and governed in accordance with 246 the laws of the State of [Colorado], excluding any conflicts or choice of law principles which 247 might otherwise result in construction or interpretation of the Agreement under the 248 substantive law of another jurisdiction; provided, however, that all corporate law matters 249 with respect to the Company shall be governed by the Delaware General Corporation Law. 250 251 (h) Entire Agreement; Successors and Assigns. This Agreement and the Plan (i) contain 252 the entire Agreement of the parties relating to the Options and supersede any prior 253 agreements or understandings with respect thereto; and (ii) shall be binding upon and inure to 254 the benefit of the Company, its successors and assigns and the Optionee, his heirs, devisees 255 and legal representatives. In the event of the Optionee’s death or a judicial determination of 256 his incompetence, reference in this Agreement to the Optionee shall be deemed to refer to his 257 legal representative, heirs or devisees, as the case may be. The Optionee shall keep the terms 258 of this Agreement strictly confidential, other than as may be necessary to enforce his or her 259 rights hereunder or as otherwise required by law. 260 (i) No Right Under This Agreement or Plan to Continued Employment. Nothing contained 261 in this Agreement or the Plan shall confer on Optionee any right to continue to be employed 262 by the Company or any subsidiary thereof, or shall limit the Company’s right to terminate the 263 employment of Optionee at any time; provided, however, that nothing contained in this 264 Agreement shall affect any separate contractual provisions that exist between Optionee and 265 the Company or its subsidiaries with respect to the employment of Optionee. 266 (j) Receipt of Award and Related Documents. Optionee hereby acknowledges the receipt, 267 either directly or electronically, of the Award, a Copy of the Plan, and prospectus for the 268 Plan. 269 (k) Execution in Counterparts; Delivery of Signatures. This Agreement may be executed in 270 counterparts, and executed signature pages may be delivered by email or fax transmission. 271

Exhibit 10.4 9 Execution of a written instrument for this Agreement may be evidenced by any appropriate 272 form of electronic signature or affirmative email or other electronic response attached to or 273 logically associated with such written instrument, which is executed or adopted by a party 274 with an indication of the intention by such party to execute or adopt such instrument for 275 purposes of execution thereof. 276 277 [Signature Page Follows]278

Exhibit 10.4 10 279 * * * * * * 280 281 IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its 282 authorized officer, as of the date identified below. 283 284 285 Agreed to: MAGELLAN PETROLEUM 286 CORPORATION 287 288 By: By: 289 Optionee: Name: 290 Title: 291 Date: 292 293